SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): January 17, 2007


                           Springfield Financial, Inc.
               (Exact name of registrant as specified in charter)

                                    Colorado
                 (State or other jurisdiction of incorporation)


               33-21165-D                                  84-1079153
        ------------------------               ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

       2525 Fifteenth Street, #3H
            Denver, Colorado                                 80211
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)

                                 (303) 480-5037
                           ---------------------------
                           (Issuer's Telephone Number)


                                 Not applicable.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

Effective January 17, 2007, Peter J. Porath resigned as Officer and Director of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d)  Exhibits
              None.


________________________________________________________________________________


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SPRINGFIELD FINANCIAL, INC.


                                              By /s/ Michael L. Schumacher
                                                 -------------------------------
                                              Name: Michael L. Schumacher
                                              Title: Chief Executive Officer and
                                                     President

Dated: January 17, 2007


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